UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                 Washington, DC 20549

                                       FORM 8-K

                                    CURRENT REPORT


Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  May 29, 1996

                                  WORK RECOVERY, INC.
                (Exact Name of Registrant as Specified in its Charter)


                                       Colorado
                    (State or Other Jurisdiction of Incorporation)


                0-18695                                    68-0165800
       (Commission File Number)                (IRS Employer Identification No.)


  2341 South Friebus Avenue, Suite 14, Tucson, Arizona           85713
       (Address of Principal Executive Offices)                   (Zip Code)

                                    (520) 322-6634
                 (Registrant's Telephone Number, Including Area Code)

                                    Not Applicable
             (Former Name or Former Address, if Changes Since Last Report)

              INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.     Bankruptcy and Receivership


            On May 29, 1996, Work Recovery, Inc. (the "Registrant") filed a voluntary Petition for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Arizona (Bankruptcy Case No. 96-01640-Tuc-LO). Chapter 11 allows the Registrant to remain as debtor in possession of its assets and business while being subject to the supervision and orders of the Bankruptcy Court for certain transactions or actions.

            Each of the following direct or indirect wholly-owned subsidiaries of the Registrant also filed a voluntary Petition for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Arizona: Work Recovery Centers, Inc.



                               EXHIBIT

99.1 - Registrant's press release dated May 29, 1996 announcing Chapter 11 filing.



                             SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WORK RECOVERY, INC.



May 29, 1996                     By: DORCAS R. HARDY
                                Dorcas R. Hardy, Acting President and
                                Acting Chief Executive Officer